

                                        Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                Series 1995-1
                                                                                Distribution Date: 10/15/98

Section 5.2 - Supplement                               Class A       Class B       Collateral           Total
---------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed               750,000,000.00          0.00 53,571,428.57       803,571,428.57

(ii)    Monthly Interest Distributed                  3,568,650.00    303,637.50    397,757.14         4,270,044.64
        Deficiency Amounts                                    0.00          0.00                               0.00
        Additional Interest                                   0.00          0.00                               0.00
        Accrued and Unpaid Interest                                                       0.00                 0.00

(iii)   Collections of Principal Receivables         83,007,476.45  6,917,289.70  8,893,658.19        98,818,424.35

(iv)    Collections of Finance Charge Receivables    11,218,991.77    934,915.98  1,202,034.83        13,355,942.58

(v)     Aggregate Amount of Principal Receivables                                                 16,035,747,084.48



                                Investor Interest   750,000,000.00 62,500,000.00 80,357,142.86       892,857,142.86
                                Adjusted Interest   750,000,000.00 62,500,000.00 80,357,142.86       892,857,142.86

                    Series
        Floating Investor Percentage          5.57%       84.00%         7.00%         9.00%                 100.00%
        Fixed Investor Percentage             5.57%       84.00%         7.00%         9.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                        95.22%
               30 to 59 days                                                                                   1.56%
               60 to 89 days                                                                                   1.09%
               90 or more days                                                                                 2.13%
                                        Total Receivables                                                    100.00%

(vii)   Investor Default Amount                       4,268,046.58    355,670.55    457,290.70         5,081,007.83

(viii)  Investor Charge-Offs                                  0.00          0.00          0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions            0.00          0.00          0.00

(x)     Servicing Fee                                   625,000.00     52,083.33     66,964.29           744,047.62

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                        11.14%

(xii)   Reallocated Monthly Principal                                       0.00          0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          0.00 62,500,000.00 26,785,714.29        89,285,714.29

(xiv)   LIBOR                                                                                                  5.58984%

(xv)    Principal Funding Account Balance                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                  0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                     ===================

(xix)   Available Funds                              10,610,729.14    882,832.65  1,135,070.55        12,628,632.33

(xx)    Certificate Rate                                5.70984%      5.82984%      5.93984%

---------------------------------------------------------------------------------------------------------------

                                          Chase Manhattan Bank USA, N.A.
                                       Monthly Certificateholder's Statement

                                          Chase Credit Card Master Trust
                                                   Series 1995-2
                                                                                         Distribution Date: 10/15/98

Section 5.2 - Supplement                                 Class A         Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00           0.00          0.00                   0.00

(ii)    Monthly Interest Distributed                    3,115,000.00     181,245.17    238,236.81           3,534,481.98
        Deficiency Amounts                                      0.00           0.00                                 0.00
        Additional Interest                                     0.00           0.00                                 0.00
        Accrued and Unpaid Interest                                                          0.00                   0.00

(iii)   Collections of Principal Receivables           66,405,981.16   3,772,966.50  5,282,394.57          75,461,342.23

(iv)    Collections of Finance Charge Receivables       8,975,193.42     509,940.57    713,949.44          10,199,083.43

(v)     Aggregate Amount of Principal Receivables                                                      16,035,747,084.48

                                  Investor Interest   600,000,000.00  34,090,000.00 47,728,181.82         681,818,181.82
                                  Adjusted Interest   600,000,000.00  34,090,000.00 47,728,181.82         681,818,181.82

                                             Series
        Floating Investor Percentage             4.25%        88.00%          5.00%         7.00%                 100.00%
        Fixed Investor Percentage                4.25%        88.00%          5.00%         7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                            95.22%
               30 to 59 days                                                                                       1.56%
               60 to 89 days                                                                                       1.09%
               90 or more days                                                                                     2.13%
                                                                                                         ----------------
                                          Total Receivables                                                      100.00%

(vii)   Investor Default Amount                         3,414,437.26     193,996.94    271,608.14          3,880,042.35

(viii)  Investor Charge-Offs                                    0.00           0.00          0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00           0.00          0.00

(x)     Servicing Fee                                     500,000.00      28,408.33     39,773.48            568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                            11.12%

(xii)   Reallocated Monthly Principal                                          0.00          0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)   600,000,000.00 34,090,000.00 47,728,181.82        681,818,181.82

(xiv)   LIBOR                                                                                                      5.58984%

(xv)    Principal Funding Account Balance                                                                          0.00

(xvi)   Accumulation Shortfall                                                                                     0.00

(xvii)  Principal Funding Investment Proceeds                                                                      0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                         ================

(xix)   Available Funds                                 8,475,193.42     481,532.24    674,175.95          9,630,901.61

(xx)    Certificate Rate                                    6.23000%       6.38000%      5.98984%

---------------------------------------------------------------------------------------------------------------------------

                                       Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement

                                       Chase Credit Card Master Trust
                                                Series 1995-3
                                                                         Distribution Date:  10/15/98

Section 5.2 - Supplement                                 Class A          Class B      Collateral               Total
------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                          0.00            0.00          0.00                0.00

(ii)    Monthly Interest Distributed                   2,336,250.00      136,149.60    179,811.31        2,652,210.91
        Deficiency Amounts                                     0.00            0.00                              0.00
        Additional Interest                                    0.00            0.00                              0.00
        Accrued and Unpaid Interest                                                          0.00                0.00

(iii)   Collections of Principal Receivables          49,804,485.87    2,829,780.21  3,961,740.59       56,596,006.67

(iv)    Collections of Finance Charge Receivables      6,731,395.06      382,462.91    535,454.60        7,649,312.57

(v)     Aggregate Amount of Principal Receivables                                                   16,035,747,084.48

                                Investor Interest    450,000,000.00   25,568,000.00 35,795,636.36      511,363,636.36
                                Adjusted Interest    450,000,000.00   25,568,000.00 35,795,636.36      511,363,636.36

                                           Series
        Floating Investor Percentage         3.19%        88.00%        5.00%         7.00%                    100.00%
        Fixed Investor Percentage            3.19%        88.00%        5.00%         7.00%                    100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                           95.22%
              30 to 59 days                                                                                      1.56%
              60 to 89 days                                                                                      1.09%
              90 or more days                                                                                    2.13%
                                                                                                          ---------------
                                           Total Receivables                                                   100.00%

(vii)   Investor Default Amount                        2,560,827.95      145,500.55    203,703.26        2,910,031.76

(viii)  Investor Charge-Offs                                   0.00            0.00          0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00            0.00          0.00

(x)     Servicing Fee                                    375,000.00       21,306.67     29,829.70          426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                          11.12%

(xii)   Reallocated Monthly Principal                                          0.00          0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 450,000,000.00   25,568,000.00 35,795,636.36      511,363,636.36

(xiv)   LIBOR                                                                                                5.58984%

(xv)    Principal Funding Account Balance                                                                        0.00

(xvi)   Accumulation Shortfall                                                                                   0.00

(xvii)  Principal Funding Investment Proceeds                                                                    0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                      =====================

(xix)   Available Funds                                6,356,395.06      361,156.24    505,624.90        7,223,176.21

(xx)    Certificate Rate                                   6.23000%        6.39000%      6.11484%

--------------------------------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                            Series 1996-1
                                                                                 Distribution Date: 10/15/98

Section 5.2 - Supplement                                     Class A      Class B    Collateral              Total
----------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                          0.00          0.00         0.00                 0.00

(ii)     Monthly Interest Distributed                   3,237,500.00    189,248.43   277,941.28         3,704,689.72
         Deficiency Amounts                                     0.00          0.00                              0.00
         Additional Interest                                    0.00          0.00                              0.00
         Accrued and Unpaid Interest                                                       0.00                 0.00

(iii)    Collections of Principal Receivables          77,473,644.69  4,401,831.14 6,162,756.77        88,038,232.60

(iv)     Collections of Finance Charge Receivables     10,471,058.99    594,935.65   832,936.03        11,898,930.66

(v)      Aggregate Amount of Principal Receivables                                                 16,035,747,084.48

                                   Investor Interest  700,000,000.00 39,772,000.00 55,682,545.45      795,454,545.45
                                   Adjusted Interest  700,000,000.00 39,772,000.00 55,682,545.45      795,454,545.45

                                       Series
         Floating Investor Percentage   4.96%       88.00%       5.00%        7.00%                           100.00%
         Fixed Investor Percentage      4.96%       88.00%       5.00%        7.00%                           100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                         95.22%
               30 to 59 days                                                                                    1.56%
               60 to 89 days                                                                                    1.09%
               90 or more days                                                                                  2.13%
                                                                                                       ----------------
                                       Total Receivables                                                      100.00%

(vii)    Investor Default Amount                        3,983,510.14    226,331.66    316,874.26        4,526,716.07

(viii)   Investor Charge-Offs                                   0.00          0.00          0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00          0.00          0.00

(x)      Servicing Fee                                    583,333.33     33,143.33     46,402.12          662,878.79

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                        11.12%

(xii)    Reallocated Monthly Principal                                        0.00          0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 700,000,000.00 39,772,000.00 55,682,545.45      795,454,545.45

(xiv)    LIBOR                                                                                                  5.58984%

(xv)     Principal Funding Account Balance                                                                      0.00

(xvi)    Accumulation Shortfall                                                                                 0.00

(xvii)   Principal Funding Investment Proceeds                                                                  0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                    ======================

(xix)    Available Funds                                9,887,725.65    561,792.32    786,533.90       11,236,051.88

(xx)     Certificate Rate                         5.55000%    5.71000%     5.98984%

----------------------------------------------------------------------------------------------------------------------------------

                                  Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust
                                           Series 1996-2
                                                                                     Distribution Date: 10/15/98

Section 5.2 - Supplement                                   Class A       Class B    Collateral           Total
--------------------------------------------------------------------------------------------------------------------

(i)  Monthly Principal Distributed                             0.00          0.00          0.00               0.00

(ii) Monthly Interest Distributed                      2,740,833.33    160,416.67    231,140.00       3,132,390.00
     Deficiency Amounts                                        0.00          0.00                             0.00
     Additional Interest                                       0.00          0.00                             0.00
     Accrued and Unpaid Interest                                                           0.00               0.00

(iii)Collections of Principal Receivables             60,872,149.40  3,458,644.85  4,842,102.79      69,172,897.04

(iv) Collections of Finance Charge Receivables         8,227,260.63    467,457.99    654,441.19       9,349,159.81

(v)  Aggregate Amount of Principal Receivables                                                   16,035,747,084.48

                             Investor Interest       550,000,000.00 31,250,000.00 43,750,000.00     625,000,000.00
                             Adjusted Interest       550,000,000.00 31,250,000.00 43,750,000.00     625,000,000.00

                                      Series
        Floating Investor Percentage     3.90%      88.00%       5.00%        7.00%                        100.00%
        Fixed Investor Percentage        3.90%      88.00%       5.00%        7.00%                        100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                       95.22%
               30 to 59 days                                                                                  1.56%
               60 to 89 days                                                                                  1.09%
               90 or more days                                                                                2.13%
                                                                                                --------------------
                                      Total Receivables                                                     100.00%

(vii)   Investor Default Amount                        3,129,900.83    177,835.27    248,969.38       3,556,705.48

(viii)  Investor Charge-Offs                                   0.00          0.00          0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00          0.00          0.00

(x)     Servicing Fee                                    458,333.33     26,041.67     36,458.33         520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                       11.12%

(xii)   Reallocated Monthly Principal                                        0.00          0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 550,000,000.00 31,250,000.00 43,750,000.00     625,000,000.00

(xiv)   LIBOR                                                                                                 5.58984%

(xv)    Principal Funding Account Balance                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                 0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                   ======================

(xix)   Available Funds                                7,768,927.30    441,416.32   617,982.85       8,828,326.47

(xx)    Certificate Rate                                       5.98000%    6.16000%     6.33984%

----------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                             Series 1996-3
                                                                                Distribution Date: 10/15/98

Section 5.2 - Supplement                                   Class A       Class B     Collateral                Total
---------------------------------------------------------------------------------------------------------------------------

(i)  Monthly Principal Distributed                             0.00           0.00           0.00                    0.00

(ii) Monthly Interest Distributed                      2,434,132.89     141,813.47     173,143.36            2,749,089.72
     Deficiency Amounts                                        0.00           0.00                                   0.00
     Additional Interest                                       0.00           0.00                                   0.00
     Accrued and Unpaid Interest                                                            0.00                     0.00

(iii)Collections of Principal Receivables             45,596,892.23   2,590,718.68   3,627,143.48           51,814,754.39

(iv) Collections of Finance Charge Receivables         6,162,711.85     350,152.21     490,231.66            7,003,095.72

(v)  Aggregate Amount of Principal Receivables                                                          16,035,747,084.48

                              Investor Interest      411,983,000.00  23,408,000.00  32,772,440.86          468,163,440.86
                              Adjusted Interest      411,983,000.00  23,408,000.00  32,772,440.86          468,163,440.86

                                        Series
        Floating Investor Percentage         2.92%      88.00%       5.00%        7.00%                            100.00%
        Fixed Investor Percentage            2.92%      88.00%       5.00%        7.00%                            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                             95.22%
                30 to 59 days                                                                                        1.56%
                60 to 89 days                                                                                        1.09%
                90 or more days                                                                                      2.13%
                                                                                                           ---------------
                                            Total Receivables                                                      100.00%

(vii)   Investor Default Amount                        2,344,483.51     133,208.58    186,499.07             2,664,191.16

(viii)  Investor Charge-Offs                                   0.00           0.00          0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00           0.00          0.00

(x)     Servicing Fee                                    343,319.17      19,506.67     27,310.37               390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                              11.12%

(xii)   Reallocated Monthly Principal                                         0.00          0.00                     0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 411,983,000.00  23,408,000.00 32,772,440.86           468,163,440.86

(xiv)   LIBOR                                                                                                        5.58984%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvi)   Accumulation Shortfall                                                                                       0.00

(xvii)  Principal Funding Investment Proceeds                                                                        0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                         =====================

(xix)   Available Funds                                5,819,392.68     330,645.55    462,921.29             6,612,959.52

(xx)    Certificate Rate                              7.09000%    7.27000%     6.33984%

---------------------------------------------------------------------------------------------------------------------------------